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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934, As Amended

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☐	Soliciting Material Pursuant to §240.14a-12
SI INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SI INTERNATIONAL, INC.
12012 Sunset Hills Road
Reston, Virginia 20190

April 29, 2003

Dear Fellow Stockholder:

        You are invited to attend the SI International, Inc. Annual Meeting of Stockholders to be held on Friday, June 6, 2003 at 3:00 p.m., local time, at the Hyatt Regency, 1800 Presidents Street, Reston, Virginia 20190.

        The matters proposed for consideration at the meeting are:

  •
  The election of Charles A. Bowsher, Walter J. Culver, Ph.D. and Edward Sproat as directors serving a three (3) year term;

  •
  The ratification of the appointment of Ernst & Young LLP as our independent accountants for the current fiscal year; and

  •
  The transaction of such other business as may come before the meeting or any adjournment thereof.

        The accompanying Notice of Annual Meeting of Stockholders and proxy statement discuss these matters in further detail. We urge you to review this information carefully.

        You will have an opportunity to discuss each item of business described in the Notice of Annual Meeting of Stockholders and proxy statement and to ask questions about our operations and us.

        It is important that your shares be represented and voted at the annual meeting. Whether or not you plan to attend, please sign and promptly return the enclosed proxy card using the envelope provided. If you do attend the annual meeting, you may withdraw your proxy and vote your shares in person.

Sincerely,
Ray J. Oleson Chairman and Chief Executive Officer

SI INTERNATIONAL, INC.
12012 Sunset Hills Road
Reston, Virginia 20190

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 6, 2003

        The Annual Meeting of Stockholders of SI International, Inc., a Delaware corporation ("SI International"), will be held on Friday, June 6, 2003 at 3:00 p.m., local time, at the Hyatt Regency, 1800 Presidents Street, Reston, Virginia 20190.

  1.
  To elect Charles A. Bowsher, Walter J. Culver, Ph.D. and Edward Sproat as directors serving a three (3) year term.

  2.
  To ratify the appointment of Ernst & Young LLP as SI International's independent accountants for the current fiscal year.

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed the close of business on April 9, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors,
James E. Daniel Secretary

Reston, Virginia
April 29, 2003

        ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE.

        IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

        YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU ARE PRESENT AT THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON AND THE PROXY WILL NOT BE USED.

        PLEASE READ THE PROXY STATEMENT CONTAINED IN THIS BOOKLET FOR FURTHER INFORMATION CONCERNING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING AND THE USE OF THE PROXY.

TABLE OF CONTENTS

BENEFICIAL OWNERSHIP	3
ELECTION OF DIRECTORS	5
EXECUTIVE COMPENSATION	10
OPTION GRANTS	11
AGGREGATE OPTION EXERCISES AND PERIOD-END OPTION VALUES	11
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION	14
REPORT OF THE AUDIT COMMITTEE	16
COMPARATIVE STOCK PRICE PERFORMANCE GRAPH	17
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS	18
DEADLINE FOR STOCKHOLDERS PROPOSALS	19
ADDITIONAL INFORMATION	19
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	19
APPENDIX A	A-1

SI INTERNATIONAL, INC.
12012 Sunset Hills Road
Reston, Virginia 20190

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 6, 2003

GENERAL

        This proxy statement is furnished in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders of SI International, Inc. to be held on Friday, June 6, 2003 at 3:00 p.m., local time, at the Hyatt Regency, Reston, Virginia 20190.

        The purpose of the annual meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the enclosed proxy card are being mailed to stockholders on or about May 5, 2003. We are also mailing along with this proxy statement our Annual Report on Form 10-K/A for the fiscal year ended December 28, 2002 to stockholders. The enclosed proxy card is solicited by our Board of Directors and will be voted at the annual meeting and any adjournments thereof. Shares represented by a properly executed proxy card in the accompanying form will be voted at the annual meeting in accordance with any instructions specified by the stockholder. If no instructions are given, the stockholder's shares will be voted in accordance with the recommendations of the Board "FOR" each of the proposals presented in this proxy statement. Those recommendations are described later in this proxy statement.

SOLICITATION

        SI International will bear the expenses in connection with the solicitation of proxies. Solicitation will be made by mail, but may also be made by telephone, personal interview, facsimile or personal calls by our officers, directors or employees who will not be specially compensated for such solicitation. We may request brokerage houses and other nominees or fiduciaries to forward copies of our proxy statement and Form 10-K/A to beneficial owners of common stock held in their names and we may reimburse them for reasonable out-of-pocket expenses incurred in doing so.

VOTING RIGHTS AND OUTSTANDING SHARES

        The presence, in person or by proxy, of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business. Votes cast in person or by proxy, abstentions and broker non-votes (which we define below) will be tabulated by the inspectors of election and will be considered in the determination of whether a quorum is present at the annual meeting. The inspectors of election will treat shares represented by executed proxies that abstain as shares that are present and entitled to vote for purposes of determining the approval of such matter. If, with respect to any shares, a broker or other nominee submits a proxy card indicating that instructions have not been received from the beneficial owners or the persons entitled to vote and that such broker or other nominee does not have discretionary authority to vote such shares (a "broker non-vote") on one or more proposals, those shares will not be treated as present and entitled to vote for purposes of determining the approval of any such proposal. As of April 9, 2003 we had 8,447,162 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote.

REVOCABILITY OF PROXIES

        The proxy may be revoked at any time before it is exercised by delivering a written notice of revocation to our Corporate Secretary. All written notices of revocation or other communications with respect to revocation of proxies should be addressed to our Corporate Secretary at our principal executive offices as follows: SI International, Inc., 12012 Sunset Hills Road, 8th Floor, Reston, Virginia, 20190, Attention: Corporate Secretary. If you attend the annual meeting in person, you may revoke your proxy by either giving notice of revocation to the inspectors of election at the annual meeting or by voting at the annual meeting in person. The only items of business that the Board intends to present or knows will be presented at the annual meeting are the items discussed in this proxy statement. The proxy confers discretionary authority upon the persons named in it, or their substitutes, to vote on any other items of business that may properly come before the meeting. All holders of record of our common stock at the close of business on April 9, 2003 will be eligible to vote at the annual meeting.

HOUSEHOLDING OF PROXY MATERIALS

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement or our annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write the Corporate Secretary at the following address: SI International, Inc., 12012 Sunset Hills Road, Reston, Virginia 20190, Attention: Corporate Secretary. If you want to receive separate copies of our annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address.

BENEFICIAL OWNERSHIP

        The following table sets forth certain information regarding the beneficial ownership of the shares of our common stock as of April 9, 2003 by:

  •
  Each person we know to beneficially own more than 5% of our common stock,

  •
  Each director and nominee for director,

  •
  Each of our executive officers named in the Summary Compensation Table under "Executive Compensation," and

  •
  All of our directors, nominees for directors and executive officers as a group.

        The number of shares of common stock outstanding on April 9, 2003 was 8,447,162 shares. Except as noted, all information with respect to beneficial ownership has been furnished by the respective director, executive officer or beneficial owner of more than 5% of our common stock, or is based on filings with the Securities and Exchange Commission. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the common stock has been determined for this purpose in accordance with the Securities Exchange Act of 1934, as amended, which provides, among other things, that a person is deemed to be the beneficial owner of the common stock if that person, directly or indirectly, has or shares voting power or investment power with respect to such stock or has the right to acquire such ownership within sixty days. Accordingly, the amounts shown in the table do not purport to represent beneficial ownership for any purpose other than compliance with Securities and Exchange Commission reporting requirements. Further, beneficial ownership as determined in this manner does not necessarily bear on the economic incidence of ownership of the common stock. Unless otherwise indicated below, the address of those identified in the table is SI International, Inc., 12012 Sunset Hills Road, 8th Floor, Reston, Virginia 20190.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Ray J. Oleson (1)	227,168	2.7%
Dr. Walter J. Culver (2)	156,131	1.9%
S. Bradford Antle (3)	27,250	*
Thomas E. Dunn (4)	41,078	*
Thomas E. Lloyd (5)	46,784	*
Gen. R. Thomas Marsh (USAF—Ret.) (6)	15,852	*
Charles A. Bowsher (7)	2,500	*
James E. Crawford III (8)	3,362,870	39.8%
Walter C. Florence (9)	3,362,870	39.8%
Edward H. Sproat (10)	4,063	*
Frontenac VII Limited Partnership (11), 135 South LaSalle Street, Suite 3800, Chicago, IL 60603	3,202,705	37.9%
Frontenac Masters VII Limited Partnership (11), 135 South LaSalle Street, Suite 3800, Chicago, IL 60603	160,165	1.9%
Wachovia Securities, Inc., One Wachovia Center, Charlotte, North Carolina 28288	1,176,974	13.9%
All officers and directors as a group (9 individuals) (12)	3,883,696	46.0%

*
Represents less than 1% of our outstanding stock

(1)
Includes approximately 47,633 shares held by the Oleson L.P., of which Mr. Oleson and members of his immediate family are partners and Mr. Oleson exercises voting and dispository discretion, and approximately 27 shares subject to option exercise by Mr. Oleson within 60 days.

(2)
Includes 156,116 shares held jointly with Dr. Culver's spouse, and approximately 15 shares subject to option exercise by Dr. Culver within 60 days.

(3)
Includes approximately 2,174 shares subject to option exercise by Mr. Antle within 60 days, 1,000 shares held jointly with Mr. Antle's spouse, 3,000 shares held by Mr. Stephen B. Antle IRA FBO Mr. Stephen B. Antle, and 400 shares, held by Mr. Antle as custodian for his children of which he disclaims any beneficial ownership.

(4)
Includes approximately 9 shares subject to option exercise by Mr. Dunn within 60 days.

(5)
Includes approximately 558 shares subject to option exercise by Mr. Lloyd within 60 days.

(6)
Includes approximately 7,065 shares subject to option exercise by General Marsh within 60 days.

(7)
Includes approximately 2,500 shares subject to option exercise by Mr. Bowsher within 60 days.

(8)
Includes 3,202,705 shares held of record by Frontenac VII and 160,165 shares held by record by Frontenac Masters VII. Mr. Crawford is a Managing Member of Frontenac Company VII, L.L.C., the general partner of Frontenac VII and Frontenac Masters VII. He disclaims any beneficial ownership of the shares, except to the extent of his pecuniary interest in Frontenac VII and Frontenac Masters VII arising from his role as a Managing Member of Frontenac Company VII, L.L.C.

(9)
Includes 3,202,705 shares held of record by Frontenac VII and 160,165 shares held by record by Frontenac Masters VII. Mr. Florence is a limited partner of Frontenac Masters VII and disclaims any beneficial ownership of the shares held by Frontenac VII and Frontenac Masters VII, except to the extent of his pecuniary interest in Frontenac VII and Frontenac Masters VII arising from his role as a limited partner of Frontenac Masters VII.

(10)
Includes approximately 4,063 shares subject to option exercise by Mr. Sproat within 60 days.

(11)
Frontenac Company VII, L.L.C., is the general partner for both Frontenac VII and Frontenac Masters VII and has the sole power to direct the vote of and direct the disposition of the shares held by Frontenac VII and Frontenac Masters VII. Mr. Crawford, Paul D. Carbery, James E. Cowie, Rodney L. Goldstein, Martin J. Koldyke, M. Laird Koldyke, Laura P. Pearl and Jeremy H. Silverman are members of Frontenac Company VII, L.L.C. with the shared power to direct the voting and disposition of the shares held by Frontenac VII and Frontenac Masters VII. Beneficial ownership is disclaimed by each member of Frontenac Company VII, L.L.C.

(12)
Includes 3,867,285 shares beneficially held by current directors and officers as a group and approximately 16,411 shares subject to option exercisable within 60 days of April 9, 2003 held by current directors and officers as a group.

ELECTION OF DIRECTORS
(PROPOSAL 1)

        The Company's Second Restated Certificate of Incorporation and Amended and Restated Bylaws provide that the Board of Directors is classified into three classes (designated as Class I directors, Class II directors and Class III directors), with members of each class holding office for staggered three-year terms. Vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes may be filled by either the affirmative vote of the holders a majority of the then-outstanding shares of SI International or by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board of Directors.

        There are currently three Class I directors, whose terms expire at the Annual Meeting, two Class II directors, whose terms expire at the 2004 Annual Meeting of Stockholders, and two Class III directors, whose terms expire at the 2005 Annual Meeting of Stockholders (in all cases subject to the election and qualification of their successors and to their earlier death, resignation or removal).

        Each of the nominees for election as Class I directors is currently on the Board of SI International and has indicated his willingness to serve, if elected, but if any should be unable or unwilling to serve, proxies may be voted for a substitute nominee designated by the Board of Directors. If elected at the Annual Meeting, each of the three nominees would serve until the 2006 Annual Meeting (subject to the election and qualification of his successor and to his earlier death, resignation or removal).

        If a quorum is present and no stockholder has exercised cumulative voting rights, the directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Abstentions and broker non-votes have no effect on the vote. If a stockholder has exercised cumulative voting rights, the three candidates receiving the highest number of affirmative votes of the shares entitled to be voted for such directors will be elected directors of the Company. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. It is not anticipated that any nominee will be unable or unwilling to serve as a director.

        OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO SERVE AS DIRECTORS.

NOMINATION OF CLASS I DIRECTORS

        The names, ages as of April 1, 2003, principal occupations and other information concerning each nominee for Class I director, are set forth below.

        Mr. Charles A. Bowsher, 71, was appointed to our board of directors in April 2003. From 1997 to 2001, Mr. Bowsher served on, and as Chairman of, the Public Oversight Board of the SEC Practice Section for the American Institute of Certified Public Accountants (AICPA). From 1981 to 1996, Mr. Bowsher served as Comptroller General of the United States and head of the General Accounting Office. Prior to that he was affiliated with Arthur Andersen and Co. for 25 years, except for a four-year period when he served as Assistant Secretary of the Navy for Financial Management. Mr. Bowsher currently serves on the board of directors of American Express Bank, DeVry, Inc., and Washington Mutual Investors Fund.

        Dr. Walter J. Culver, 65, served as our Vice Chairman and Director of Major Programs during 2002. Dr. Culver was one of the founders of the company and served as our President and Chief Operating Officer from October 1998 to March 2001. From March 2001 until May 2002 he served as Chairman and Chief Executive Officer of SI International Telecom Corporation. He has been a member of our board of directors since our founding. He has held executive positions in our industry since 1971, and management positions since 1965. From September 1997 to October 1998 Dr. Culver was self employed as a consultant and the Interim Chief Executive Officer of Aydin Yazilim ve Elektronik Sanayi, A.S., of Ankara, Turkey, a subsidiary of Aydin Corporation. From 1996 to 1997, Dr. Culver served as an Executive Vice President at CACI, Inc. From 1968 to 1990, Dr. Culver held positions at Computer Sciences Corporation including President of Defense Systems Division, President of a diversified federal division of 2,000 employees, and Corporate Vice President of Systems Integration.

        Edward H. Sproat, 64, has served on our board of directors since November 2000. Mr. Sproat, former President of Network Services at Bell Atlantic, brings over 38 years of experience in the telecommunications field. From June 1993 until his retirement in June 2000, he was President and Chief Operating Officer of Bell Atlantic Networks, which included all of its engineering, procurement, construction and operations. Prior to then, Mr. Sproat served as Vice President of Operations and Chief Operating Officer of Bell Atlantic-New Jersey and Vice President of Operations, Bell Atlantic Business Systems Services and Assistant Vice President of Financial Management for Bell Atlantic. Mr. Sproat formerly served on the Board of Directors of New Jersey Bell and Somerset Medical Center. Mr. Sproat served as a director of Evolving Systems, Inc., a provider of services software products, during calendar year 2002, where he also served as a member of the audit committee.

INCUMBENT DIRECTORS

        The names, ages as of April 1, 2003, principal occupations and other information concerning each incumbent director are set forth below.

Incumbent Class II Directors

        Ray J. Oleson, 58, has served as the Chairman of our board of directors and as our Chief Executive Officer since he founded our company in October 1998. He has held executive positions in our industry since 1977, and management positions since 1969. From 1990 to 1996 he was President and Chief Operating Officer of CACI, Inc., the primary wholly owned subsidiary of CACI International Inc. From 1987 to 1990 Mr. Oleson was the Operating Division President of one of CACI's business units focused on federal government business. From 1985 to 1987 he served as President and Chief Operating Officer of Systems and Applied Sciences Corporation and from 1984 to 1985 he was Vice President, Marketing for that company. From 1977 to 1984 Mr. Oleson served as a Vice President of Computer Sciences Corporation.

        General R. Thomas Marsh (USAF—Ret.), 78, has served on our board of directors since December 1998. From 1996 to 1997, General Marsh served as the Chairman of the President's Commission on Critical Infrastructure Protection. From 1989 to 1991, he served as Chairman of Thiokol Corporation. General Marsh retired from active military duty with the Air Force in 1984. His military career included service as the Commander of the Electronics Division at Hanscom Air Force Base, Massachusetts and Commander of the Air Force Systems Command. He currently serves on the boards of directors of Converse Infosys Technology, Inc. and Teknowledge Corporation, is an advisor to the Georgia Tech Research Institute and is a Trustee Emeritus of the MITRE Corporation. He recently retired as the Executive Director of the Air Force Aid Society.

Incumbent Class III Directors

        James E. Crawford III, 57, has served on our board of directors since October 1998 and is currently a managing partner of Frontenac Company, a private equity investment firm. From 1992 to 2000, he served as general partner of Frontenac Company. From 1984 to 1992, Mr. Crawford was a general partner of William Blair Venture Management Co., a venture capital fund. From 1986 to 1992, Mr. Crawford was a partner in William Blair & Company, an investment banking firm. Mr. Crawford currently serves on the board of directors of Allegiance Telecom, Inc., Altrio Communications, Inc., Focal Communications Corporation, and ypOne, Inc..

        Walter C. Florence, 33, has served on our board of directors since May 2000 and is currently a principal of Frontenac Company, a private equity investment firm. Prior to joining Frontenac in 1994, Mr. Florence worked with Bear, Stearns & Co., Inc. Mr. Florence currently serves on the board of directors of Altrio Communications, Inc. and ypOne, Inc.

Election of Additional Directors

        SI International is actively seeking up to two additional nominees to serve as independent directors. The nomination of a candidate for these Board of Directors positions is subject to recommendation by the Corporate Governance Committee and the appointment of the Board of Directors. The nominees will not be elected by stockholder vote. Newly created directorships may be filled by the affirmative vote of the directors then in office even if less than a quorum of the Board. A director elected by the Board to fill a vacancy shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified.

Board and Committee Meetings

        During fiscal year 2002, there were eight meetings of the Board, three of which were telephonic meetings. Each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees, on which he served, held during the period for which he was a director or committee member, respectively. In addition, the Board took action by written consent in lieu of meeting eight times during fiscal year 2002.

Committees of the Board

        The Board has an audit committee and a compensation committee, each of which deals with certain specific areas of the Board's responsibility. During fiscal 2002, the Board established a corporate governance committee.

        The Audit Committee, which met four times during fiscal 2002, reviews the professional services provided by our independent accountants, the independence of the accountants from our management, annual financial statements and our system of internal accounting controls. The Audit Committee also reviews such other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention. During fiscal 2002, the

Audit Committee approved a new charter for the committee. The charter is attached to this proxy statement as Appendix A. The current members of the Audit Committee are Edward Sproat, who serves as Chairman, Mr. Walter Florence, and General R. Thomas Marsh (USAF, Retired). All members of the Audit Committee are independent (as independence is currently defined in Rule 4200(a)(14) of the NASD listing standards, except for Mr. Florence. Mr. Florence is employed by Frontenac Company, which beneficially owns 3,362,870 shares of the Company's common stock.

        The Compensation Committee reviews and makes recommendations regarding our stock plans and makes decisions concerning salaries and incentive compensation for our management. During fiscal 2002, the Compensation Committee met four times. The current members of the Compensation Committee are Mr. James Crawford, III, who serves as Chairman, and Messrs. Walter Florence and Edward Sproat.

        The Corporate Governance Committee oversees and reviews nominations for our board of directors and evaluates and recommends corporate governance compliance policies and procedures applicable to SI International. During fiscal 2002, the Corporate Governance Committee met one time with the full Board in attendance. The members of the Corporate Governance Committee are Mr. James Crawford, who serves as its Chairman, and Messrs. Walter Florence and Edward Sproat.

Compensation Committee Interlocks and Insider Participation

        None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Director Compensation

        Directors who are also employees do not receive any cash compensation from us for their services as members of the Board. Directors are entitled to reimbursement of expenses for attending each meeting of the Board and each committee meeting. In addition, for fiscal 2003, Mr. Bowsher, General Marsh and Mr. Sproat, non-employee directors, will receive $18,000, payable in equal quarterly installments as compensation for their services on the Board and receive $1,000 for their personal attendance at a meeting of the Board. We anticipate implementing identical compensation for our other non-employee directors, Messrs. Crawford and Florence, during fiscal year 2003. Further, the Chair of the Audit Committee and any newly appointed Chair of the Compensation and Corporate Governance committees will receive additional compensation for their chairmanship.

        Currently, our non-employee directors are eligible to receive non-qualified stock option grants under our 2002 Stock Incentive Plan. Pursuant to the plan, as currently in effect for fiscal 2003, new non-employee directors, including Mr. Bowsher, will receive an initial stock option to purchase 10,000 shares of common stock, to be vested over a three (3) year period. The exercise price of the options is to be 100% of the fair market value of our common stock on the date of grant. Stock options granted under this plan have a term as determined by the compensation committee at the time of grant and vest in equal increments annually over a three (3) year period from the date of the grant.

        We currently have reserved 1,600,000 shares of our common stock for issuance under this plan, subject to increase by an amount determined and approved by the Board not to exceed 160,000 shares in any fiscal year. In addition to our non-employee directors, all of our employees are eligible to receive grants of stock options under this plan. The Board may terminate the plan at any time.

EXECUTIVE OFFICERS

        As of December 28, 2002 the Executive Officers of the Company were Ray J. Oleson, Chairman and Chief Executive Officer, Walter J. Culver, Ph.D., Vice Chairman and the following 3 persons indicated in the table below:

Name, Age	Positions and Offices With the Company	Other Employment in Past Five Years
S. Bradford Antle, 47	President and Chief Operating Officer (Since 2001) Executive Vice President (1999-2001)	Director of Engineering with Lockheed Martin Corporation (1996-1999)
Thomas E. Dunn, 51	Executive Vice President, Chief Financial Officer, and Treasurer (since 2001)	Chief Financial Officer of America One Communications (1998-2000) Vice President and Chief Financial Officer of Government Systems, Inc., (1993-1998)
Thomas Lloyd, 68	Vice President, Corporate Development (since 2002) Vice President, Mergers and Acquisitions (1998-2002)

EXECUTIVE COMPENSATION

        The following table summarizes, for the last three fiscal years, the compensation paid to or earned by our Chief Executive Officer and our four other highest paid executive officers serving as such during fiscal 2002.

SUMMARY COMPENSATION TABLE

Annual Compensation
Number of Securities Underlying Options(#)
Name and Principal Position	Fiscal Year	Salary($)	Bonus($)			Long Term Compensation Awards($)	All Other Compensation
Ray J. Oleson Chairman and Chief Executive Officer	2002 2001 2000	$242,590 192,600 150,000	$	— 80,000 37,500	160,865 11 —	— — —	$57,741 52,816 1,469	(2) (3) (4)
Walter J. Culver, Ph.D. Vice Chairman	2002 2001 2000	250,000 250,000 150,000		— 37,500 37,500	21,750 1 —	— — —	2,500 1,288 1,469	(4) (4) (4)
S. Bradford Antle President and Chief Operating Officer	2002 2001 2000	200,000 165,000 165,005		— 82,500 50,000	84,731 5 —	— — —	11,561 5,163 2,340	(5) (4) (4)
Thomas E. Dunn (1) EVP, Chief Financial Officer and Treasurer	2002 2001 2000	160,000 150,000 —		— 50,000 —	43,520 5 —	— — —	5,031 3,375 —	(4) (4) (4)
Thomas Lloyd VP, Corporate Development	2002 2001 2000	122,500 115,000 115,008		— 25,000 23,000	29,637 11 —	— — —	1,011 2,495 2,121	(4) (4) (4)

(1)
Mr. Dunn's employment began on January 4, 2001.

(2)
Includes approximately $9,709 in aggregate payments on an automobile lease, approximately $4,652 in aggregates payments by the Company to Mr. Oleson's 401(k) account, and approximately $43,380 in aggregate premium for a split-dollar life insurance policy attributable to fiscal year 2002 and paid during fiscal year 2001.

(3)
Includes $43,380 in aggregate premiums paid for a split-dollar life insurance policy attributable to fiscal year 2001, approximately $8,324 in aggregate payments on an automobile lease, and approximately $1,112 in aggregate payments by the Company to Mr. Oleson's 401(k) account.

(4)
Includes the Company's contribution to the individual's 401(k) account.

(5)
Includes approximately $7,793 in aggregate payments on an automobile lease and approximately $3,768 in aggregates payments by the Company to Mr. Antle's 401(k) account.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table shows information with respect to grants of options to the executive officers for fiscal 2002.

	Individual Grants
						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal 2002
				Exercise Price Per Share	Expiration Date
Name						5%	10%
Ray J. Oleson	160,865	20.6%		$14.00	11/11/2012	$3,667,722	$5,841,008
Walter J. Culver, Ph.D.	21,750	2.8%		14.00	11/11/2012	495,900	789,743
S. Bradford Antle	73,945 10,787	9.5 1.4	% %	14.00 9.27	11/11/2012 1/22/2012	1,685,946 162,869	2,684,943 259,295
Thomas E. Dunn	43,500	5.6%		14.00	11/11/2012	991,800	1,579,485
Thomas Lloyd	26,940 2,697	3.5 0.3	% %	14.00 9.27	11/11/2012 1/22/2012	614,232 40,725	978,191 64,836

(1)
Amounts reflect certain assumed rates of appreciation set forth in the Securities and Exchange Commission's executive compensation disclosure rules. Actual gains, if any, on stock options exercised will depend on future performance of our common stock. No assurance can be given that the amounts reflected in these columns will be achieved.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES

        The following table sets forth certain information concerning stock options held by the indicated executive officers as of December 28, 2002.

			Number of Securities Underlying Unexercised Options at End of Fiscal Year		Value of Unexercised in-the-Money Options at End of Fiscal Year(1)
	Number of Shares Acquired on Exercise
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Ray J. Oleson	—	$—	3	160,873	$4	$12
Walter J. Culver, Ph.D.	—	—	—	21,570	—	—
S. Bradford Antle	—	—	2	84,734	3	15,968
Thomas E. Dunn	—	—	2	43,523	3	4
Thomas Lloyd	—	—	3	29,645	4	4,003

(1)
Value is calculated by subtracting the exercise price per share from the last reported sale price of the common stock on December 27, 2002, the last trading day of fiscal 2002, and multiplying the result by the number of shares subject to the option.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information about the securities authorized for issuance under SI International's equity compensation plans as of December 28, 2002:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities to be issued upon exercise of outstanding options, warrants and rights)
Equity compensation plans approved by security holders	976,080	$13.27	876,577
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	976,080	$13.27	876,577

Executive Employment Contracts

        We have entered into Executive Employment Agreements with each of Ray Oleson, Dr. Walter Culver, S. Bradford Antle, Thomas Lloyd and Thomas Dunn. Pursuant to the terms of these agreements, each executive's employment extends for a period of one year with automatic extensions for one year terms thereafter unless the executive is given notice of termination no later than 90 days prior to the anniversary of the agreement. Under the terms of their agreements, the base salaries for Messrs. Oleson, Culver, Antle, Lloyd and Dunn are $300,000, $250,000, $212,000, $122,500 and $160,000, respectively, and these base salaries are reviewed annually by the Compensation Committee. Each executive is eligible to receive a bonus following the end of each fiscal year in accordance with the performance-based bonus plans established by the board of directors. Each executive is also eligible for equity incentives in the form of executive stock grants and stock option grants. Upon termination other than for cause (as defined in that agreement), the executive will be entitled to receive his base salary, a pro-rata portion of any performance-based bonus and disability, accident and health insurance benefits for the twelve months following termination. According to the terms of the agreement, each executive will be bound by confidentiality and invention assignment provisions and will be prohibited from competing with us for the six months following termination and will be prohibited from soliciting our customers or employees within twelve months following termination.

RELATED PARTY TRANSACTIONS

        On October 29, 1998, Frontenac VII Limited Partnership, Frontenac Masters VII Limited Partnership and our management team, along with other unaffiliated investors, entered into a limited liability company agreement to govern the affairs of SI International, L.L.C., or the L.L.C., which held a significant number of shares of our common stock and all of the outstanding shares of our preferred stock prior to our initial public offering. Frontenac VII Limited Partnership was the managing member and a unitholder of the L.L.C. and Frontenac Masters VII Limited Partnership, an affiliate of Frontenac VII Limited Partnership, was a unitholder of the L.L.C. Two members of our board of directors, Messrs. Crawford and Florence, are affiliated with Frontenac Company VII, L.L.C., the sole general partner of Frontenac VII Limited Partnership and Frontenac Masters VII Limited Partnership. In addition, members of our Board of Directors, Messrs. Oleson, Culver, Lloyd, Antle and Dunn and General Marsh, either directly or indirectly beneficially owned units of the L.L.C.

        Immediately prior to the closing of our initial public offering, the L.L.C. distributed substantially all of its assets, consisting almost entirely of our common stock, to its unitholders in accordance with its limited liability company agreement, as amended. On November 22, 2002 the L.L.C. distributed all of its remaining assets to its unitholders.

        In March 2001, we issued promissory notes in an aggregate principal amount of $5.0 million bearing interest at a rate of 8.5% per annum, compounded annually, to the unitholders of SI International, L.L.C., including Frontenac VII Limited Partnership and Frontenac Masters VII Limited Partnership, and Messrs. Oleson, Culver, Lloyd, Antle and Dunn and General Marsh. The maturity date on each of the promissory notes was May 31, 2007.

        In September 2002, the unitholders of SI International, L.L.C. agreed to purchase additional promissory notes from us in an aggregate principal amount of $4.3 million. On September 18, 2002, we issued promissory notes, bearing interest at a rate of 8.5% per annum, due September 18, 2008 in an aggregate principal amount of $0.8 million for funds received in the first funding tranche of this loan. In October 2002, we issued promissory notes, bearing interest at a rate of 8.5% per annum, due in October 2008 in an aggregate principal amount of $3.5 million for funds received in the remaining funding tranche of this loan. The notes were issued to Mr. Oleson, Dr. Culver, Mr. Dunn, Mr. Lloyd, Mr. Antle, General Marsh, Frontenac VII Limited Partnership, Frontenac Masters VII Limited Partnership and four unrelated unitholders.

        Each of these loans was repaid in November 2002 from the proceeds we received from our initial public offering.

        Messrs. Oleson, Culver, Lloyd, Antle and Dunn and General Marsh, Frontenac VII Limited Partnership, Frontenac Masters VII Limited Partnership and SI International, L.L.C. are all parties to our registration rights agreement. Pursuant to the terms of the registration rights agreement, these stockholders have the right to require us to file a registration statement under the Securities Act to permit those shares to be sold in the public market. This right may be exercised on three occasions following our initial public offering. These stockholders also have the right to require us on unlimited occasions to file additional registration statements on Form S-3 in order to permit their shares to be sold in the public markets. In addition, in the event that we decide to register any of our securities under the Securities Act, we are required, with certain exceptions, to include in our registration the registrable securities of any holder who so requests. The expenses incurred in such registrations will be borne by us.

        The Company has entered into indemnity agreements with its executive officers and directors, which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director or executive officer of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company's Bylaws. These agreements are in addition to the indemnification provided to the Company's officers under its Bylaws in accordance with Delaware law.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The following report of the Compensation Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall it be incorporated by reference into any filing by SI International under the Securities Act or the Exchange Act.

Executive Compensation Philosophy

        The Compensation Committee of the Board is responsible for reviewing our executive compensation program and policies each year and determining the compensation of our executive officers.

        Our compensation program and policies are designed to help us attract, motivate and retain individuals of outstanding ability in key positions in order to maximize return to stockholders. The primary objectives of our executive compensation program are to:

  •
  Provide total compensation opportunities that are competitive with opportunities provided to executives of comparable companies at comparable levels of performance;

  •
  Ensure that our executives' total compensation levels vary based on both our short-term financial performance and growth in stockholder value over time;

  •
  Focus and motivate executives on the achievement of defined objectives; and

  •
  Reward executives in accordance with their relative contributions to achieving strategic milestones and upholding key mission-related objectives.

        In designing and administering its executive compensation program, we attempt to strike an appropriate balance among these objectives.

        The Board will annually revisit the manner in which it implements our compensation policies in connection with executive staff. Our policies will continue to be designed to align the interests of our executives and senior staff with the long-term interests of the stockholders.

        Our executive compensation programs consist of three principal elements: base salary, short-term incentive cash payments and long-term stock options, each of which is discussed below.

Base Compensation

        Individual adjustments have been determined within the total executive compensation budget as approved by the Board and are based upon individual achievement and contribution. In addition, the Committee reviews third party studies providing benchmark data for executive compensation, which it uses in determining the appropriate total executive compensation. Salary decisions have been made as part of our structured annual review process and upon the recommendation to the Board by the Compensation Committee and the Chief Executive Officer.

Short-Term Incentive Compensation

        Our compensation philosophy has emphasized incentive pay to leverage both individual and organizational performance. Our short-term incentive compensation program rewards executives for accomplishing primarily annual, organizational and individual business unit objectives. The program provides opportunities that correspond to each participant's level of responsibility and influence on strategic initiatives, organizational objectives, and individual business unit goals.

Long-Term Incentive Compensation

        We designed the 2002 Stock Incentive Plan to reward employees for long-term growth consistent with Company performance and stockholder return. The ultimate value of the long-term incentive compensation awards is dependent on the actual performance of our stock price over time.

        During fiscal 2002, approximately 1,080 employees of SI International received a total of 781,030 stock options at a weighted exercise price of $13.80 per share. All such grants were subject to the terms of the 2002 Stock Incentive Plan or other stock option plans of the Company under which stock options are no longer being issued.

        Our Chief Executive Officer and our four other highest paid executive officers received stock options during fiscal year 2002 totaling 340,503 shares at prices ranging from $9.27 to $14.00 per share.

Compensation of Chief Executive Officer

        Mr. Oleson was appointed Chairman and Chief Executive Officer of SI International in October 1998. In July 2002, SI International entered into an employment agreement with Mr. Oleson, which provides for consecutive one year terms of employment and which may be terminated by either party with 90 days prior written notice. According to the terms of the employment agreement, we will pay Mr. Oleson a base salary of $300,000 per year and the Compensation Committee of the Board will annually review the base salary amount. Mr. Oleson is also eligible, based on achievement of certain performance objectives, to receive an annual bonus of up to 100% of his base salary amount and is entitled to severance pay equal to 12 months salary plus benefits.

Compensation Deductibility

        Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a limit on tax deductions for annual compensation in excess of one million dollars paid by a corporation to its chief executive officer and the other four most highly compensated executive officers of the corporation. This provision excludes certain forms of "performance based compensation" from the compensation taken into account for purposes of the limit. The Board believes that it has structured its current compensation programs in a manner to allow us to fully deduct executive compensation under Section 162(m) of the Internal Revenue Code. The Board will continue to assess the impact of Section 162(m) of the Internal Revenue Code on its compensation practices and determine what further action, if any, is appropriate.

COMPENSATION COMMITTEE
/s/ JAMES E. CRAWFORD James E. Crawford, Chairman
/s/ WALTER FLORENCE Walter Florence, Member
/s/ EDWARD SPROAT Edward Sproat, Member
Dated: April 14, 2003

REPORT OF THE AUDIT COMMITTEE

        The following report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall it be incorporated by reference into any filing by SI International under the Securities Act or the Exchange Act.

        In accordance with a written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of SI International's financial reporting processes. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A. In fulfilling its responsibilities set forth in the Audit Committee Charter, the Committee has accomplished the following:

  1.
  It has reviewed and discussed the audited financial statements for fiscal year 2002 with management.

  2.
  It has discussed with the independent accountants, Ernst & Young, LLP, the matters required to be discussed by Statements on Auditing Standards 61, as amended (Codification of Statements on Accounting Standards), which includes, among other items, matters related to the conduct of the audit of our financial statements.

  3.
  It has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, as amended (which relates to the accountant's independence from us and our related entities), and has discussed with Ernst & Young LLP their independence from us.

  4.
  Based on the review and discussions referred to above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 28, 2002 for filing with the Securities and Exchange Commission.

RESPECTFULLY SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS,
/s/ EDWARD SPROAT Edward Sproat, Chairman
/s/ WALTER FLORENCE Walter Florence, Member
/s/ GENERAL R. THOMAS MARSH General R. Thomas Marsh (USAF, Retired), Member
Dated: April 14, 2003

COMPARATIVE STOCK PRICE PERFORMANCE GRAPH

        The comparisons on the following graph and table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of our common stock. The information contained in this table shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall it be incorporated by reference into any previous or future filings under the Securities Act or the Exchange Act.

        The following graph compares the cumulative total stockholder return on our common stock from November 12, 2002 (the first trading date following SI International's initial public offering) through December 28, 2002, with the cumulative total return on (i) the Nasdaq Stock Market—U.S. index and (ii) a peer group composed of SI International and the following other Federal Government Service Providers with whom we compete: Anteon International Corp., CACI International Inc., Dynamics Research Corp., ManTech International Corp., MTC Technologies Inc., PEC Solutions Inc., SRA International Inc., Titan Corp., Veridian Corp. (such peer group, the "Federal Government Service Providers").

        The graph assumes an investment of $100 on November 12, 2002 in each of SI International, the Nasdaq Stock Market—U.S. index and the Federal Government Service Providers peer group. The comparison also assumes that all dividends are reinvested and all returns are market-cap weighted. The historical information set forth below is not necessarily indicative of future performance.

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG SI INTERNATIONAL, INC.,
THE NASDAQ STOCK MARKET—U.S. INDEX AND FEDERAL GOVERNMENT SERVICES
PROVIDER INDEX

December 28, 2002
SI International	$10.75
Nasdaq Stock Market U.S. Index	$98.96
Federal Government Services Provider Index	$93.02

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

(PROPOSAL 2)

Independent Accountants For 2003

        The Board of Directors, which includes all of the members of the Audit Committee, has selected the firm of Ernst & Young LLP as SI International's independent accountants for the current fiscal year. Ernst & Young LLP has served as SI International's independent accountants since May 30, 2002. Although stockholder approval of the Board of Directors' selection of Ernst & Young LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors may reconsider its selection of Ernst & Young LLP.

        The Audit Committee's pre-approval process for non-audit and audit related services may be found in the charter of the Audit Committee which has been included in this proxy statement as Appendix A.

        Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Change of Independent Public Accountants

        In May, 2002 we replaced our independent public accountants, Arthur Andersen LLP, and retained Ernst & Young LLP to act as our independent accountants. Arthur Andersen LLP had been our independent public accountant since 1998. In connection with Arthur Andersen LLP's audit of the consolidated financial statements for the fiscal years 1998, 1999, 2000 and 2001, and in connection with the subsequent period up to their dismissal, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, nor any reportable events. Arthur Andersen LLP's report on our consolidated financial statements for the fiscal years ended 1998, 1999, 2000 and 2001 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope or accounting principles. The decision to change auditors was unanimously approved by our board of directors, including all of the members of our audit committee. Prior to the dismissal of Arthur Andersen LLP, we had not consulted with Ernst & Young LLP on any accounting matters. SI International's consolidated financial statements for fiscal 2000, 2001 and 2002 have been audited by Ernst & Young LLP.

Audit Fees

        Ernst & Young LLP billed an aggregate of $200,000 for professional services rendered in connection with the audit of SI International's financial statements for the most recent fiscal year.

Audit Related and Tax Fees

        Ernst & Young LLP billed SI International an aggregate of $875,000 in fees for audit related and tax services rendered to SI International and its affiliates for the fiscal year ended December 28, 2002. Of this amount, $775,000 is related to audits of prior fiscal years and other matters related to SI International's registration statements filed in connection with its initial public offering in November 2002. The remaining $100,000 is related to tax matters and tax-related services provided to SI International. All of the audit related and tax services rendered to SI International during the most recent fiscal year were approved by the Audit Committee pursuant to its charter.

All Other Fees

        Ernst & Young LLP provided no other services to SI International during the most recent fiscal year.

        The audit committee of the Board of Directors believes that the provision of services by Ernst & Young LLP is compatible with maintaining such auditor's independence.

        OUR BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS.

DEADLINE FOR STOCKHOLDERS PROPOSALS

        Pursuant to Securities Exchange Act Rule 14a-8(e), proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders must be received by us at our principal executive offices at 12012 Sunset Hills Roads, Reston, Virginia 20190, not later than March 16, 2004 for inclusion in the proxy statement for that meeting. Under our By-laws, proposals of stockholders intended to be presented at the 2004 Annual Meeting of Stockholders that do not comply with Rule 14a-8(e) must be received by our Corporate Secretary at our principal executive offices in Reston, Virginia not earlier than February 14, 2004 and not later than the later of (a) March 16, 2004 and (b) the 10th day following the day notice of the date of the annual meeting was mailed or public disclosure was made, whichever first occurs. A copy of the Company's Amended and Restated By-laws may be obtained from our Corporate Secretary. Management proxies will be authorized to exercise discretionary authority with respect to any stockholder proposal not included in our proxy materials unless (a) we receive notice of such proposal by the later of March 16, 2004 and the 10th day following the day notice of the annual meeting was mailed or public disclosure was made, whichever first occurs and (b) the conditions set forth in Rule 14a-4(c)(2)(i)-(iii) under the Exchange Act are met.

ADDITIONAL INFORMATION

        Management knows of no matters that are to be presented for action at the Annual Meeting other than those set forth above. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors, officers and certain persons who own more than 10% of our common stock to file with the Securities and Exchange Commission reports concerning their beneficial ownership of our equity securities. These persons are required to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on our review of the copies of such forms received by us from our directors, officers and greater than 10% beneficial owners, all of these reports were filed on a timely basis, except that certain Form 3's were filed one day late. We believe that all directors and officers of SI International subject to Section 16(a) reporting are current in their reporting obligations there under.

By Order of the Board,
RAY J. OLESON Chairman and Chief Executive Officer

Reston, Virginia
April 29, 2003

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SI INTERNATIONAL, INC.

DEFINITIONS

        When used herein, the following terms shall have the meanings set forth below:

  •
  "Audit Committee" means that certain committee of the Board established at a meeting of Board held on November 3, 1999, having such attributes, duties and responsibilities as set forth in this Charter.

  •
  "Board" means the Board of Directors of the Corporation.

  •
  "Charter" means this Charter of the Audit Committee of the Board of Directors of SI International, Inc., as amended from time to time.

  •
  "Committee" means the Audit Committee.

  •
  "Corporation" means SI International, Inc., a Delaware corporation.

  •
  "Independent Director" means a director of the Corporation other than (i) an officer or employee of the Corporation or its subsidiaries or an affiliated person of the issuer or any affiliate thereof, (ii) any other person having a relationship which, in the opinion of the Board, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director or member of the Audit Committee or (iii) an individual who (other than in his or her capacity as a Committee member or Board member) accepts any consulting, advisory or other fee from the Corporation; and meeting the applicable independence requirements of the Nasdaq Stock Market or any other exchange on which we may be listed.

PURPOSE

        The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing and improving, as necessary:

  •
  The financial reports and other financial information provided by the Corporation to the public or any governmental authority or agency;

  •
  The Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics, as established by the Board and management of the Corporation; and

  •
  The Corporation's auditing, accounting and financial reporting processes generally.

DUTIES AND RESPONSIBILITIES

        Consistent with the foregoing purpose, the Audit Committee shall encourage continuous improvement of, and shall foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Corporation's financial reporting processes and internal control system;

  •
  Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing personnel; and

  •
  Provide an open channel of communication among the independent accountants, financial and senior management, the internal auditing personnel, and the Board.

        In furtherance of the foregoing duties and responsibilities, the Audit Committee is specifically authorized, empowered and directed to:

  •
  Review and update this Charter from time to time, but not less than annually, as conditions dictate.

  •
  Review the Corporation's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission, any comparable state regulatory agency, or any listing agency on which the Corporation's stock is listed, including any certification, report, opinion, or review rendered by the Corporation's independent accountants.

  •
  Review the regular internal reports to management prepared by the Corporation's internal auditing personnel and management's response.

  •
  Review with financial management and the independent accountants the 10-Q's, 10-K and all other public filings prior to their filing or prior to the release of earnings. The Chairman of the Committee (if any) may represent the entire Committee for purposes of this review.

  •
  Select and/or terminate the independent accountants, considering independence, qualifications and effectiveness and approve the fees and other compensation to be paid to the independent accountants. Such independent accountants are ultimately accountable to the Committee. On an annual basis, the Committee shall review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

  •
  Pre-approve all auditing and appropriate non-auditing services proposed by the independent accountants. The Committee may designate to one or more members of the Committee the authority to grant such pre-approvals.

  •
  Ascertain whether any proposed service to be provided by the independent auditors is inappropriate or unlawful. Examples of such unlawful or inappropriate activities shall include the following: (i) bookkeeping and any other related services; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management or human resources functions; (vii) broker or dealer, investment adviser or investment banking services; and (viii) legal services and other expert services unrelated to the audit. The Committee shall ascertain whether any other services that the Public Company Accounting Oversight Board determines by regulation is impermissible. The Committee or members designated by the Committee to grant pre-approvals shall not approve any of the foregoing prohibited non-auditing services. All other non-auditing services proposed to be provided by the independent auditor shall be pre-approved by the Committee or such designated members.

  •
  Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

  •
  Consult not less frequently than quarterly with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

  •
  In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

  •
  Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

  •
  Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

  •
  Establish routine review of and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made by management and the independent accountants in the preparation of the financial statements, and the view of each as to appropriateness of such judgments.

  •
  Review with the independent accountants all material written communications between the independent accountants and management.

  •
  Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  •
  Review any significant disagreement among management and the independent accountants or the internal auditing department, in connection with the preparation of the financial statements.

  •
  Review with the independent accountants, the internal auditing department, and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as determined by the Committee.

  •
  Establish, review and update procedures for the confidential and anonymous submission by employees of the Corporation of any accounting, financial, or disclosure concerns and establish, review and update the procedures to receive, retain and address complaints regarding questionable accounting, internal accounting controls, or auditing matters.

  •
  Review and approve the internal audit plan, the scope and responsibilities of the internal audit function, and the hiring of the individual to serve as the director of the internal audit function.

  •
  Engage and approve compensation for independent counsel or advisers for the Committee as the Committee determines to be necessary to carry out the Committee's duties and responsibilities as set forth in the Charter.

  •
  Perform any other activities consistent with this Charter, the Corporation's Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

COMPOSITION

        The Audit Committee shall be composed of such number of Independent Directors as shall be determined by the Board from time to time. No person who is not an Independent Director shall be eligible to serve on the Audit Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant. One member of the Committee shall be a "financial expert" as defined by the Securities and Exchange Commission

        The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chairman is elected by the full Board, the members of the Committee may (but shall not be required to) designate a Chairman by majority vote of the full Committee membership.

MEETINGS

        The Committee shall meet at least four times annually, and more frequently as circumstances dictate, and shall fix its own rules of procedure. The Committee will invite management to attend the meeting, except for executive sessions of the Committee to review management activities. The Committee may act by written consent in lieu of meeting, except as set forth below. As part of its duty to foster open communication, the Committee shall meet at least annually with management, internal audit personnel and the Corporation's independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately. In addition, the Committee shall meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with the provisions of this Charter.

* * * * *

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints James E. Daniel III and Ray J. Oleson proxies, each with the power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all of the shares of stock of SI International, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Corporation to be held at the Hyatt Regency, 1800 Presidents Street, Reston, Virginia at 3:00 p.m. on June 6, 2003 or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THE BOARD RECOMMENDS A VOTE FOR ALL PROPOSALS.

1.	To elect Charles A. Bowsher, Walter J. Culver, Ph.D. and Edward Sproat as directors serving a three (3) year term.	For all nominees (except as marked to the contrary)	Withhold Authority to vote for all nominees
		☐	☐
2.	To ratify the appointment of Ernst & Young LLP as SI International's independent accountants for the current fiscal year.	FOR	AGAINST	ABSTAIN
		☐	☐	☐
Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

In the discretion of the proxies named herein, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
DATED:	, 2003
(Signature)
(Signature if held jointly)
PLEASE VOTE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To be held on June 6, 2003
TABLE OF CONTENTS
PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS To Be Held On June 6, 2003
GENERAL
SOLICITATION
VOTING RIGHTS AND OUTSTANDING SHARES
REVOCABILITY OF PROXIES
HOUSEHOLDING OF PROXY MATERIALS
BENEFICIAL OWNERSHIP
ELECTION OF DIRECTORS (PROPOSAL 1)
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
RELATED PARTY TRANSACTIONS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
COMPARATIVE STOCK PRICE PERFORMANCE GRAPH
COMPARISON OF CUMULATIVE TOTAL RETURN AMONG SI INTERNATIONAL, INC., THE NASDAQ STOCK MARKET—U.S. INDEX AND FEDERAL GOVERNMENT SERVICES PROVIDER INDEX
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS (PROPOSAL 2)
DEADLINE FOR STOCKHOLDERS PROPOSALS
ADDITIONAL INFORMATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF SI INTERNATIONAL, INC.